                                  Exhibit 10.4

                      Real Estate Buying/Selling Agreement

This Agreement is made by and between the Wonderful Internet Technology (hereinafter referred to as the "Buyer") and Chiu, Yu-En (hereinafter referred to as the "Seller") for the selling of the premises (as described below), on terms and conditions mutually agreed as follows:

1.    Total Buying /Selling Amounts

      Total amounts shall be FORTY-EIGHT MILLION New Taiwan Dollars.

2.    Deadline of Payments and Premises Transfer

i. At the time of execution of this Agreement, the Buyer shall pay to the Seller partial of the total amounts of (intentionally blank) New Taiwan Dollars (including deposit).

3. According to the above-mentioned (intentionally blank), the Seller agrees to supply Title of Ownership; and in accordance with (intentionally blank), the Seller shall supply all premises related documents, such as Seal Certification, Household Information, and Title Transfer Registration Application which are sealed by the registered agent. Afterwards, if coordination, supplement of seal and/or certification replenishment/change are needed, the Seller agrees to supply immediately without any delay, refusal or reparations. The Buyer agrees to supply all title transfer related documents to the scrivener for signing/transferring a deed within five days. If the Seller's rights are damaged as result in discovery of delay by the Buyer, the Buyer shall be responsible for all losses of the Seller.

4.   Taxes and Registration Expenses

i. The Seller accepts full and sole responsibility for the payment of all taxes attached to the premises, such as: land value tax, house tax, expenses paid for the benefit derived from public construction projects (including those are not levied yet), land rental, electricity, water, gas, telephone and building management/security bills till on the date the Buyer moves into the premises. The Buyer shall pay all taxes and bills in the following day.

ii. The increment tax on land value is to be paid by the Seller whilst the Buyer agrees to pay the deed tax.

iii The Buyers agrees to pay scrivener, registration, notarization expenses (or supervision expenses) and stamp duty, etc. (The Buyer shall deduct the amounts of the above-mentioned taxes and expenses which shall be paid by the Seller).

5. In the event of the processing of the title transfer and registration, the Buyer shall have full right to assign and transfer this Agreement without further consent from the Seller. The Buyer shall be responsible for joint responsibilities of warranties and waiving the right of prosecution rebuttal appeal. In terms of the processing of the title transfer and registration, the Buyer shall apply within seven days upon receipt of all documents provided by the Seller. Any of tax raising and other damages caused by this overdue application, the Buyer shall pay for it except for those stipulated payment responsibilities during the period of this Agreement. The Buyer and the Seller shall be responsible for taxes paid within three days upon the tax rates of the increment tax on land value and deed tax approved by the government. No delay is allowed. If any loss caused by either party's negligence, the one shall be responsible for it.

6. Under the circumstance of the total amounts paid with bills which have been returned and provided by the Seller, the Buyer shall bear for all responsibilities of the terms of not paying on schedule as well as the terms of those outstanding bills within seven days, and the Seller is entitled to claim from the Buyer for those bills resulting therefrom. Under no condition shall the Buyer bear the violation.

7. The Seller warrants that he has lawful title to the premises. If the warranty is breached by others or erections of other rights, the Seller shall be responsible for defining the title by odd sum paid. Any damage might occur to the Buyer with result in above, the Seller bears responsibility for any reparation occurs.

8. In order to processing loans smoothly and to ensuring two parties' benefits, under no conditions, the Buyer shall provide all necessary documents and sufficient collateral to warranty loans. The loans are insufficient as requested as a result the occurrence of the Buyer's credit are not qualified or the changes of financial strategy, the Buyer shall replenish in cash once and the total loans shall be paid within three weeks upon completion of the title transfer processing. Both also agree to deliver the premises to the Buyer upon the date of odd sum paid. With concurrence of the Seller, the Buyer shall borrow keys to meet repair/maintenance requirements, and the Buyer shall pay the down payment in accordance with the terms and conditions stipulated on the Agreement and shall warranty not moving-in. Under no condition, if the warranty is breached, all repairs and alterations shall be confiscated by the Seller

9. In terms of those fixed facilities such as in- and out-house doors, windows, kitchens, toilets and public facilities as well as additional portion before move-in, the Seller shall not withdraw or damage arbitrarily and shall also recover those auxiliary water, electrical and sanitary facilities currently existed and shall transfer to the Buyer with the original shape and in normal use. Whenever the premises or any essential part thereof shall be intruded or destroyed by typhoon, fire, earthquake, war, civil disturbance, or any other casualty, the Seller shall be responsible for repelling or repair in order to allow the Buyer to obtain it completely.

10. Upon the occurrence of the Buyer's denial to buy the premises or amounts are not being paid according to the Agreement, and ignoring the Seller's timely notice of payment, under no conditions, the Seller has the right to confiscate all amounts which have been paid by the Buyer as penalty and terminate this Agreement.

     Upon the occurrence of the Seller's denial to sale the premises or failure to implement the duties in accordance with the Agreement, all receivable amounts have to be returned to the Buyer with additional indemnity, same amount as received from the Buyer. Under this circumstance, under no conditions, this Agreement will be terminated.

11. The Seller shall be responsible for delivery the premises on the date, the same time when the Buyer paid the odd sum of the total amount, stipulated on the Agreement, without any procrastination or delay receiving the odd sum and delivery the premises. Upon the occurrence of postponement, the Seller shall pay penalty, at the rate of one-thousands of the total amount since the date of delivery the premises, to the Buyer.

12. This Agreement shall be governed by and construed in accordance with the laws of the Republic of China. The parties hereto expressly submit any disputes or controversies to the local courts of Taiwan of first instance, unless otherwise stated. This Agreement is executed in two identical sets of copies, each of which is deemed to be an original, one set to be held by the Buyer, and the other set to be held by the Seller.

13. The parties shared evenly the handling charges of signing this Agreement in amount of (intentionally blank) New Taiwan Dollars and paid off when this Agreement is being signed. All terms and conditions stipulated on this Agreement shall ensure the parties' own willingness and shall be recognized by both parties without any mistakes. Upon the occurrence of dispute or not being corresponded with the actual situation, the scrivener shall be irrelevant to it.

14.  Specified terms and conditions:

Real Estate Indication:
Land located at:        8(th) Floor and 8th -1 Floor, 98, Mingchuan Road,
                        Hsintein City, Taipei
                        Land No./Scope:  Partial

Premises located at:    8(th) Floor and 8th -1 Floor, 98, Mingchuan Road,
                        Hsintein City, Taipei
                        Premises No./Scope: All and partial of its public facilities

The Buyer:              Wonderful Internet Technology (sealed)
                        WANG, KUO-AN (Sealed)
                        Business Uniform No. 70676630
                        Tel. No.
                        Address:

The Seller:             Chiu, Yu-En (Sealed)  The above-mentioned
                        ID No. A121216698       business shall be closed
                        Tel. No.                after the odd sum of the
                        Address:                total amount is being
                                                paid by the Buyer and
Date April 2000                                 loans are being obtained
                                                by the Seller on the date
                                                of (intentionally blank).
                                                and, the title of the
                                                premises is being
                                                transferred to and
                                                obtained by the Buyer.
                                              The Buyer:  (intentionally blank)
                                              The Seller: (intentionally blank)

The Bank of Panhsin Application for Remittance

                          To be filled by the Applicant

                                5 October, 2001

=================================================================================================================
  Forwarding
     Bank              Bank Taipei, Chungho Branch                            Remittee Name
-----------------------------------------------------------------------------------------------------------------
   Remittee
  Account No.          0 7 6 5 0 1 9 1 4 6 6 0 0                                Chiu, Yu-En
-----------------------------------------------------------------------------------------------------------------
   Amount:                                                                          Amt
  NT Dollar          NINE MILLION SEVEN HUNDRED FIFTY           -------------------------------------------------
(Black Letter)        THOUSAND New Taiwan Dollars               + C
---------------------------------------------------------       [X]T+   [X][ ][ ]                 $ 9 7 5 0 0 0 0
                Remitter                                        -------------------------------------------------
---------------------------------------------------------                       Hdling Fee
Name [ ]                       Tel. No.[ ] 22185996             -------------------------------------------------
                                                                [X]C+
Kid Castle Internet Technology Corporation                      T+   [X][ ][ ]                            $ 1 1 0
                                                                -------------------------------------------------
ID/Business Uniform No.[ ]                                      Total
                                                                -------------------------------------------------
70676630 Remarks: Repaid loan and cancellation                  Acct No.              0 4 4 6 1 4 1 0 0 0 0 6 6 0
                                                                -------------------------------------------------
Address [ ]                                                     Bill No.
                                                                -------------------------------------------------

1st Floor, No. 148, Chienkuo Road, Hsintien City, Taipei        Seal: The Bank of Panhsin, Hsintien Branch, 5 Oct
                                                                2001, Transfer Seal (3) (Sealed)
-----------------------------------------------------------------------------------------------------------------

                                  Verification

-----------------------------------------------------------------------------------------------------------------
                              Machine  Cashier  Remit.               Forwarding  Remittee Account
Date      Time      Seq..No.    No.     No.     Type     Remit. No.    Bank No.         No.
-----------------------------------------------------------------------------------------------------------------
5-Oct.-   14:51:41  0000313      A3    0446003  General  0000278      0510291       00765019146600
2001
-----------------------------------------------------------------------------------------------------------------
                                                                                   ID/Business
Remittance Amount             Remit. Fee        Handling Fee         Remitter      Uniform No.
-----------------------------------------------------------------------------------------------------------------
$9,750,000.00  TR             $60.00  CS        $50.00  CS           Kid Castle        70676630
                                                                     Internet
                                                                     Technology Corp.
-----------------------------------------------------------------------------------------------------------------
   Remittee Name                                                     Remarks
-----------------------------------------------------------------------------------------------------------------
   Chiu, Yu-En                                                       Repaid loan and cancellation
-----------------------------------------------------------------------------------------------------------------
                                                 Reason for
                                                 Remittance
     Item                  Supv(1)  Supv(2)      Returning                               Closed (sealed)
-----------------------------------------------------------------------------------------------------------------

The Bank of Panhsin Application for Remittance

                         To be filled by the Applicant

                                5 October, 2001

=================================================================================================================
  Forwarding
     Bank              Bank Taipei, Chungho Branch                            Remittee Name
-----------------------------------------------------------------------------------------------------------------
   Remittee            0 7 6 5 0 1 9 1 4 6 6 0 0
 Account No.                                                                  Chiu, Yu-En
-----------------------------------------------------------------------------------------------------------------
   Amount:                                                                      Amt
  NT Dollar           TWENTY MILLION New Taiwan Dollars         -------------------------------------------------
(Black Letter)                                                  + C
---------------------------------------------------------       [X]T+   [X][ ][ ]               $ 2 0 0 0 0 0 0 0
                 Remitter                                       -------------------------------------------------
---------------------------------------------------------                       Hdling Fee
                                                                -------------------------------------------------
 Name [ ]                       Tel. No.[ ] 22185996            [X]C+
                                                                T+   [X][ ][ ]                            $ 2 1 0
Kid Castle Internet Technology Corporation                      -------------------------------------------------
                                                                Total
ID/Business Uniform No. [ ]                                     -------------------------------------------------
                                                                Acct No.              0 4 4 6 1 4 1 0 0 0 0 6 6 0
70676630 Remarks: Repaid loan and cancellation                  -------------------------------------------------
                                                                Bill No.
Address [ ]                                                     -------------------------------------------------

1st Floor, No. 148 Chienkuo Road, Hsintien City, Taipei         Seal: The Bank of Panhsin, Hsintien Branch, 5 Oct
                                                                2001, Transfer Seal (3) (Sealed)
-----------------------------------------------------------------------------------------------------------------

                                   Verification

-----------------------------------------------------------------------------------------------------------------
                              Machine  Cashier  Remit.               Forwarding  Remittee Account
Date      Time      Seq..No.    No.     No.     Type     Remit. No.    Bank No.         No.
-----------------------------------------------------------------------------------------------------------------
5-Oct.-   14:50:36  0000312     A3     0446003  General   0000277      051291      00765019146600
200
-----------------------------------------------------------------------------------------------------------------
                                                                                      ID/Business
Remittance Amount             Remit. Fee        Handling Fee         Remitter         Uniform No.
-----------------------------------------------------------------------------------------------------------------
$20,000,000.00  TR           $100.00  CS        $100.00  CS          Kid Castle        70676630
                                                                     Internet
                                                                     Technology Corp.
-----------------------------------------------------------------------------------------------------------------
   Remittee Name                                                     Remarks
-----------------------------------------------------------------------------------------------------------------
   Chiu, Yu-En                                                       Repaid loan and cancellation
-----------------------------------------------------------------------------------------------------------------
                                                 Reason for
                                                 Remittance
     Item                  Supv(1)  Supv(2)      Returning                               Closed (sealed)
-----------------------------------------------------------------------------------------------------------------

                         Mortgage Cancellation Agreement

Ref. No.:  Bank Taipei-Chungho-Tze No.1

Due to debt repaid, Chiu, De-Tsai agrees to cancel all mortgage registration at the maximum amount of TWENTY-FIVE MILLION New Taiwan Dollars in accordance with the Receiving Document No. 86-Hsin-Den-Tze No. 220250 on June 16, 1997 issued by the Office of Land Administration, Hsintien City, Taipei.

BTAIPEI

Agreed by:           Bank Taipei
   Person-in-charge: Ho, Show-Chung
   Address: No. 36, Nanking East Road, Section 3, Taipei

    Agent:           Bank Taipei, Chungho Branch (Office)
   Manager (Supervisor): Pan, Quen-Chyung (sealed)
   Address: No. 55, ChungchEn Road, Yungho City, Taipei

Date:                8 October 2001

Form No. A87018790

                         Mortgage Cancellation Agreement

Ref. No.:  Bank Taipei-Chungho-Tze No.2

Due to debt repaid, Chiu, De-Tsai agrees to cancel all mortgage registration at the maximum amount of SEVENTEEN MILLION AND FIVE HUNDRED THOUSAND New Taiwan Dollars in accordance with the Receiving Document No.
     86-Hsin-Den-Tze No. 220260 on June 16, 1997 issued by the Office of Land Administration, Hsintien City, Taipei.

BTAIPEI

Agreed by:           Bank Taipei
   Person-in-charge: Ho, Show-Chung
   Address: No. 36, Nanking East Road, Section 3, Taipei

Agent:               Bank Taipei, Chungho Branch (Office)
      Manager (Supervisor): Pan, Quen-Chyung (sealed)
      Address: No. 55, ChungchEn Road, Yungho City, Taipei

Date:                8 October 2001

Form No. A87018791